Exhibit 99.8

Appvion, Inc.                Privileged & Confidential—DRAFT
Rolling Weekly Cash Forecast ($000s)                Subject to Change
Template for DIP Sizing Purposes
Forecast Week 1 2 3 4 5 6 7 8 9 10 11 12 13
Week Beg. Monday 10/2/2017 10/9/2017 10/16/2017 10/23/2017 10/30/2017 11/6/2017 11/13/2017 11/20/2017 11/27/2017 12/4/2017 12/11/2017 12/18/2017 12/25/2017 13 Week
Week End. Sunday 10/8/2017 10/15/2017 10/22/2017 10/29/2017 11/5/2017 11/12/2017 11/19/2017 11/26/2017 12/3/2017 12/10/2017 12/17/2017 12/24/2017 12/31/2017 Total
Operating Receipts
Domestic Receipts ($0) $231 $7,658 $10,408 $10,760 $10,760 $10,772 $10,772 $10,361 $10,361 $10,356 $10,356 $9,362 $112,155
International Receipts — 2,457 2,457 2,457 2,457 2,303 2,303 2,303 2,303 2,370 2,370 2,370 26,150
Other — — — — — — —
Total Operating Receipts (0) 231 10,115 12,865 13,217 13,217 13,075 13,075 12,664 12,664 12,725 12,725 11,732 138,305
Operating Disbursements
Payroll & Taxes—(4,375)—(4,375)—(4,375)—(4,375)—(4,375)—(4,375)—(26,249)
Group Insurance (353) (353) (353) (353) (353) (353) (353) (353) (353) (353) (353) (353) (353) (4,588)
Pension (2,443) (1,521) — (208) ——(208) ——(208) (4,587)
Materials (3,661) (5,790) (4,748) (4,448) (7,624) (7,837) (6,792) (5,719) (5,064) (3,910) (5,517) (2,754) (11,169) (75,033)
Repairs & Maintenance (179) (98) (61) (162) (179) (98) (61) (162) (297)—(87)—(554) (1,939)
Rebates (4,064) (615)—(300)—(235) (360) — (20) (370) — (5,964)
Worker’s Comp (4) (4) (4) (4) (4) (4) (4) (4) (4) (4) (4) (4) (4) (48)
Freight (785) (744) (697) (796) (785) (744) (697) (796) (718) (659) (684) (731) (1,027) (9,864)
Utilities (92) (737) (957) (2,205) (249) (29) (248) (1,497) (265) (56) (183) (602) (1,149) (8,272)
Insurance ——(87) — — (109) ——(87) (282)
ESOP — — — — — — —
Unclassified * (2,770) (2,383) (1,819) (2,588) (4,310) (2,383) (1,819) (2,588) (2,822) (742) (891) (727) (7,315) (33,158)
Total Operating Disbursements (14,350) (16,621) (8,639) (15,318) (13,711) (16,058) (10,335) (15,493) (9,840) (10,118) (8,089) (9,546) (21,866) (169,984)
Net Operating Cash Flow (14,350) (16,389) 1,476 (2,453) (494) (2,841) 2,740 (2,418) 2,823 2,546 4,637 3,179 (10,134) (31,679)
Non-Operating Cash Flow and Restructuring
Restructuring Professional Fees — (268)—(300) (793)—(850) (500) (1,061)—(975)—(4,747)
Cash Collaterlization for L/Cs — — (1,000) — — — — (1,000)
Project Ocean — — — — ——(500) (500) (1,000)
KERP / KEIP — — — — — — —
CapEx ——(1,750) ——(2,250) ——(500)—(4,500)
Interest Payment (2,600)—(579)—(443) (268)—(498) (330)—(380) (498) (3,004) (8,599)
Principal Payment—(29) ——(29) — — (29) — (87)
Taxes & Other — — — — — — —
Net Receipts / (Disbursements) before DIP ($16,950) ($16,418) $629 ($4,203) ($2,237) ($3,931) $2,740 ($6,016) $1,993 $1,485 $4,228 $706 ($13,638) ($51,612)
Beginning Cash Balance 5,581 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,581
Net Receipts / (Disbursements) (16,950) (16,418) 629 (4,203) (2,237) (3,931) 2,740 (6,016) 1,993 1,485 4,228 706 (13,638) (51,612)
Net Cash before Borrowing / (Repayments) (11,370) (11,418) 5,629 797 2,763 1,069 7,740 (1,016) 6,993 6,485 9,228 5,706 (8,638) (46,031)
Borrowing / (Repayments) 16,370 16,418 (629) 4,203 2,237 3,931 (2,740) 6,016 (1,993) (1,485) (4,228) (706) 13,638 51,031
Ending Cash Balance 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000
Beginning DIP Balance—16,370 32,788 32,159 36,362 38,599 42,529 39,790 45,806 43,812 42,327 38,099 37,393 -
DIP Borrowing / (Repayments) 16,370 16,418 (629) 4,203 2,237 3,931 (2,740) 6,016 (1,993) (1,485) (4,228) (706) 13,638 51,031
Ending DIP Balance 16,370 32,788 32,159 36,362 38,599 42,529 39,790 45,806 43,812 42,327 38,099 37,393 51,031 51,031
* Categorization includes spend of Top 30 vendors; remaining balance of operating disbursements is unclassified

Appvion, Inc. Privileged & Confidential—DRAFT
Rolling Monthly Cash Forecast ($000s)                Subject to Change
Template for DIP Sizing Purposes
12 Month
Month Jan 2018 Feb 2018 Mar 2018 Apr 2018 May 2018 Jun 2018 Jul 2018 Aug 2018 Sep 2018 Oct 2018 Nov 2018 Dec 2018 Total
Operating Cash Flow
Total Operating Receipts 46,417 47,568 47,568 61,025 49,660 49,660 62,074 50,484 50,484 63,105 50,919 63,649 642,614
Total Operating Disbursements (44,131) (44,022) (39,599) (56,736) (45,079) (39,111) (57,836) (45,949) (40,948) (58,943) (46,298) (52,906) (571,557)
Net Operating Cash Flow 2,287 3,547 7,969 4,289 4,580 10,548 4,239 4,536 9,537 4,162 4,622 10,743 71,057
Non-Operating Cash Flow and Restructuring
Restructuring Professional Fees (3,325) (2,431) (2,311) (3,030) (2,311) (2,311) (3,000) (2,311) (2,511) (3,000) (2,231) (2,231) (31,000)
Cash Collaterlization for L/Cs (2,000) — — — — ——(2,000)
Project Ocean — (3,000) — (2,000) — — — (5,000)
KERP / KEIP — — — — — — -
CapEx (941) (941) (1,441) (1,441) (1,441) (1,441) (941) (941) (941) (941) (941) (1,766) (14,117)
Interest Payment (542) (647) (5,846) (687) (694) (5,929) (701) (705) (5,978) (699) (702) (6,007) (29,136)
Taxes & Other — — — — — — -
Total Non-Operating Cash Flow and Restructuring (6,807) (4,019) (12,598) (5,158) (4,446) (11,681) (4,642) (3,956) (9,429) (4,640) (3,874) (10,004) (81,254)
Net Receipts / (Disbursements) before DIP ($4,521) ($472) ($4,629) ($869) $135 ($1,133) ($404) $579 $107 ($477) $747 $739 ($10,196)
Beginning Cash Balance 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000
Net Receipts / (Disbursements) (4,521) (472) (4,629) (869) 135 (1,133) (404) 579 107 (477) 747 739 (10,196)
Net Cash before Borrowing / (Repayments) 479 4,528 371 4,131 5,135 3,867 4,596 5,579 5,107 4,523 5,747 5,739 (5,196)
Borrowing / (Repayments) 4,521 472 4,629 869 (135) 1,133 404 (579) (107) 477 (747) (739) 10,196
Ending Cash Balance 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000 5,000
Beginning DIP Balance 51,031 55,552 56,024 60,652 61,521 61,387 62,519 62,923 62,343 62,236 62,714 61,966 51,031
DIP Borrowing / (Repayments) 4,521 472 4,629 869 (135) 1,133 404 (579) (107) 477 (747) (739) 10,196
Ending DIP Balance 55,552 56,024 60,652 61,521 61,387 62,519 62,923 62,343 62,236 62,714 61,966 61,227 61,227